UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08076

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (ABE)

Semi-Annual Report

April 30, 2016

TAXI
Aberdeen

Aberdeen

Simply asset management.

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

Total Return Performance

For the six-month period ended April 30, 2016, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 5.1%, assuming reinvestment of dividends and distributions, versus a return of 0.01% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.1 The Fund’s total return for the six-month period ended April 30, 2016 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 4.1%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 4.1% over the six-month period, from $11.55 on October 31, 2015 to $12.02 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 13.7% to the NAV per share of $13.93 on that date, compared with a discount of 12.9% to the NAV per share of $13.26 on October 31, 2015.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2016, the Fund repurchased 56,232 shares. During the fiscal year ended October 31, 2015, the Fund repurchased 29,970 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenabe.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual

1      The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of global emerging markets. As of April 30, 2016, the MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders  (unaudited) (concluded)

reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

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Contact Us

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Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Adviser (unaudited)

Market review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets Small Cap Index, posted a virtually flat return over the six-month period ended April 30, 2016. Investor sentiment initially was buoyed by prospects for continued global central bank monetary stimulus, particularly in Europe and China, but gains were soon reversed by the rout in crude oil prices. When the U.S. Federal Reserve (Fed) finally raised its benchmark interest rate in December 2015, market reaction was relatively muted: the impact already largely had been priced in. At the start of 2016, a sharp sell-off in Chinese shares and the continued slump in oil prices triggered a renewed bout of investor risk aversion. However, the Bank of Japan’s surprise move to impose negative interest rates and a rebound in commodity prices prompted a comeback in the second half of the reporting period. The Fed’s dovish monetary policy comments raised hopes for a more gradual pace of rate hikes in 2016, while the European Central Bank’s bolder-than-expected policy easing further supported market sentiment.

Fund performance review

While overall stock selection was a positive contributor to Fund performance for the reporting period, asset allocation was the principal driver of outperformance versus its benchmark, the MSCI Emerging Markets Small Cap Index. The Fund’s overweight allocation to Brazil relative to the benchmark was particularly advantageous. The market surged on renewed momentum to impeach President Dilma Rousseff, which spurred hopes of a change in government. The Brazilian Senate subsequently voted to impeach President Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. The Fund’s holding in mall operator Iguatemi profited from the broader market rally, as well as its healthy operating results over the period in the face of challenging economic conditions. Shares of Fund holdings in Localiza, an automobile rental company, and retailer Arezzo also surged. In Mexico, the position in airport operator Grupo Aeroportuario del Centro Norte (OMA) contributed to Fund performance. The company posted positive results over the period, concluding a strong fiscal year, in our view, as it benefited from consistent growth in passenger numbers.

Fund performance over the period also was bolstered by an underweight allocation to China versus the benchmark, as that market struggled to recover from the sell-off at the beginning of 2016. The Fund’s holdings in India performed relatively well amid the declining domestic market. Despite the challenging backdrop, Indonesia’s markets staged a considerable recovery on expectations of central bank monetary policy easing and an improving economy. Consequently, the Fund’s overweight exposure to Indonesia contributed to performance. At the stock level in Indonesia, the Fund’s holdings in home improvement retailer Ace Hardware, logistics and supply chain company AKR Corporindo, and confectionary products maker Petra Foods performed particularly well during the reporting period. However, the Fund’s holding in Bank Permata offset some of these gains, as its shares moved lower after the company announced a rights issue in a bid to bolster its capital position.

Conversely, the Fund’s overweight allocations to Africa and the Middle East relative to the benchmark had a negative impact on performance for the reporting period. The Fund’s exposure to Nigeria, which is not represented in the benchmark index, was a key detractor from performance amid investors’ concerns over the prospect of the significant depreciation in the nation’s currency, the naira, amid record-low oil prices. The Fund’s holding in brewer Guinness Nigeria hindered performance as the brewer reported relatively weak operating results over the period. Shares of the company also declined after the anticipated buyout by its parent, Diageo, did not materialize. The sluggish economic environment heightened the risk of asset quality issues among banks in the emerging markets. However, we believe that Fund holding Zenith Bank has a good track record in maintaining asset quality during challenging periods. The Fund’s position in Sri Lankan conglomerate John Keells weighed on performance as its stock price declined following the release of weaker-than-expected results in several business units. Finally, the holding in Korea-based BNK Financial detracted from performance after the company announced a deeply discounted rights issue in an effort to bolster its capital position.

During the reporting period, we initiated a position in Edita Food Industries, an Egyptian-branded snacks maker with a distribution network spanning the Middle East and Africa. We feel that the company has solid operations, a positive long-term outlook and an attractive valuation. We also established new holdings in Aviva SA, which in our view is a high-quality life insurance and pension franchise in Turkey, and Turkish bottler Coca-Cola Icecek as we believed that it had an attractive valuation. Conversely, we exited the position in Blom Bank and mall operator Multiplan to fund what we believed were better opportunities elsewhere. We also reduced the Fund’s holdings in Arezzo, retail property developer Iguatemi, dental services provider Odontoprev, Localiza, and IT services and software provider Totvs following the rally in Brazilian equities, as we feel that the market outlook remains challenging.

Outlook

In our view, despite the recent recovery in emerging stock markets, there is little evidence to suggest that their economies are “out of the woods.” Amid subdued global economic growth, we believe that persistent headwinds such as China’s slowdown may continue to sap optimism. In the absence of major fundamental catalysts and much-needed fiscal spending, accommodative monetary policies can only go so far in sustaining investor sentiment, in our opinion. However, we are more encouraged by developments at the corporate level. Despite the challenging operating environment, the Fund’s holdings are focusing on improving efficiency and strengthening their balance sheets, in our view. We believe that this may enable them to navigate tough times ahead and deliver long-term growth.

Aberdeen Asset Managers Limited

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Emerging Markets (“EM”) Small Cap Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016.(1)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-6.5%	-4.5%	0.1%	4.2%
Market Value	-8.8%	-5.7%	-0.6%	3.9%
MSCI EM Small Cap Index	-15.3%	-2.6%	-2.8%	n/a%	(2)

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenabe.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2016 was 1.62%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2016 was 1.58%.

(1)  Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI EM Infrastructure Index to the MSCI EM Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as three-, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI EM Small Cap Index may not provide useful information to investors evaluating older Fund performance.

(2)  There is no 10-year figure for the MSCI EM Small Cap Index because its inception date is June 1, 2007.

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2016.

Region	As a Percentage of Net Assets
Asia	47.1%
Latin America	14.9%
Europe	13.0%
Africa	11.6%
North America	6.7%
Middle East	3.9%
Global	0.7%
Short-Term Investments	1.4%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS sectors, are comprised of several industries. As of April 30, 2016, the Fund held 97.9% of its net assets in equities, 1.4% in a short-term investment and 0.7% in other assets in excess of liabilities.

Top Sectors	As a Percentage of Net Assets
Consumer Staples	20.3%
Financials	19.3%
Industrials	16.1%
Consumer Discretionary	15.0%
Materials	11.3%
Information Technology	8.6%
Health Care	5.9%
Private Equity	1.4%
Other	2.1%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2016:

Name of Security	As a Percentage of Net Assets
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3.9%
Parque Arauco SA	3.4%
AKR Corporindo Tbk PT	3.1%
Godrej Consumer Products Ltd.	3.0%
EPAM Systems, Inc.	2.7%
Jollibee Foods Corp.	2.6%
Iguatemi Empresa de Shopping Centers SA	2.5%
Delfi Ltd.	2.4%
Aeon Co. (M) Bhd	2.3%
Container Corp. of India	2.2%

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES—95.2%
COMMON STOCKS—93.8%
BRAZIL—9.4%
COMMERCIAL SERVICES & SUPPLIES—0.7%
96,852	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	$ 985,628
HEALTH CARE PROVIDERS & SERVICES—1.0%
442,995	OdontoPrev SA	1,347,308
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.5%
430,155	Iguatemi Empresa de Shopping Centers SA	3,339,431
ROAD & RAIL—1.2%
162,279	Localiza Rent a Car SA	1,557,086
SOFTWARE—1.0%
168,000	Totvs SA	1,377,510
TEXTILES, APPAREL & LUXURY GOODS—1.7%
319,361	Arezzo Industria e Comercio SA	2,251,800
TRANSPORTATION INFRASTRUCTURE—1.3%
201,000	Wilson Sons Ltd., BDR	1,800,043
		12,658,806
CHILE—4.5%
INFORMATION TECHNOLOGY SERVICES—1.1%
745,000	Sonda SA	1,482,614
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.4%
2,380,700	Parque Arauco SA	4,630,415
		6,113,029
CHINA—2.8%
CHEMICALS—0.7%
2,704,000	Yingde Gases Group Co. Ltd.(a)	1,010,120
PHARMACEUTICALS—0.9%
801,000	Tong Ren Tang Technologies Co. Ltd., H Shares(a)	1,256,876
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
1,730,000	Yanlord Land Group Ltd.(a)	1,554,502
		3,821,498
EGYPT—1.9%
FOOD PRODUCTS—1.9%
66,957	Edita Food Industries SAE	1,014,399
1,922,692	Juhayna Food Industries	1,561,113
		2,575,512
		2,575,512
HONG KONG—4.6%
BANKS—1.3%
1,000,000	Dah Sing Banking Group Ltd.(a)	1,784,225

See Notes to Financial Statements.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
HONG KONG (continued)
HOTELS, RESTAURANTS & LEISURE—0.9%
400,000	Cafe de Coral Holdings Ltd.(a)	$ 1,207,612
MARINE—0.3%
2,383,000	Pacific Basin Shipping Ltd.(a)(b)	401,537
SPECIALTY RETAIL—0.7%
2,000,000	Giordano International Ltd.(a)	903,537
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,090,000	Texwinca Holdings Ltd.(a)	1,059,982
TRANSPORTATION INFRASTRUCTURE—0.6%
136,000	Hong Kong Aircraft Engineering Co. Ltd.(a)	884,513
		6,241,406
INDIA—13.1%
CHEMICALS—2.8%
235,000	Castrol (India) Ltd.(a)	1,397,907
540,000	Kansai Nerolac Paints Ltd.(a)	2,324,838
		3,722,745
CONSTRUCTION MATERIALS—2.1%
420,000	Ramco Cements Ltd. (The)(a)	2,851,044
INFORMATION TECHNOLOGY SERVICES—1.2%
220,074	Mphasis Ltd.(a)	1,605,013
PERSONAL PRODUCTS—3.0%
204,372	Godrej Consumer Products Ltd.(a)	4,054,026
PHARMACEUTICALS—1.8%
134,500	Piramal Enterprises Ltd.	2,443,427
ROAD & RAIL—2.2%
144,000	Container Corp. of India(a)	2,934,393
		17,610,648
INDONESIA—9.1%
BANKS—0.7%
15,300,000	Bank Permata Tbk PT(a)	1,042,527
CONSTRUCTION MATERIALS—1.0%
17,142,800	Holcim Indonesia Tbk PT(a)	1,342,898
FOOD PRODUCTS—2.4%
1,750,000	Delfi Ltd.	3,220,619
SPECIALTY RETAIL—1.9%
36,278,000	Ace Hardware Indonesia Tbk PT(a)	2,538,341
TRADING COMPANIES & DISTRIBUTORS—3.1%
8,454,500	AKR Corporindo Tbk PT(a)	4,153,084
		12,297,469

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
JORDAN—1.4%
PHARMACEUTICALS—1.4%
59,806	Hikma Pharmaceuticals PLC(a)	$ 1,928,183
KENYA—1.7%
BEVERAGES—1.7%
753,800	East African Breweries Ltd.	2,239,010
MALAYSIA—6.5%
AUTOMOBILES—1.0%
790,200	Oriental Holdings Bhd	1,405,834
BEVERAGES—0.9%
300,000	Heineken Malaysia Bhd(a)	1,154,031
FOOD PRODUCTS—1.2%
240,000	United Plantations Bhd	1,646,487
MULTILINE RETAIL—2.3%
4,337,900	Aeon Co. (M) Bhd(a)	3,128,713
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
1,790,413	SP Setia Bhd	1,475,779
		8,810,844
MEXICO—3.9%
TRANSPORTATION INFRASTRUCTURE—3.9%
113,676	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	5,277,977
NETHERLANDS—1.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
45,000	ASM International NV(a)	1,838,148
NIGERIA—1.6%
BANKS—0.9%
19,437,011	Zenith Bank PLC(a)	1,235,436
BEVERAGES—0.7%
2,125,000	Guinness Nigeria PLC	974,773
		2,210,209
OMAN—0.0%
BANKS—0.0%
3,043	Bank Muscat SAOG, GDR(a)	12,964
PERU—1.0%
CONSTRUCTION & ENGINEERING—1.0%
195,354	Grana y Montero SA, ADR	1,345,989
PHILIPPINES—2.6%
HOTELS, RESTAURANTS & LEISURE—2.6%
705,660	Jollibee Foods Corp.(a)	3,452,105

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
POLAND—2.1%
FOOD & STAPLES RETAILING—2.1%
196,615	Eurocash SA(a)	$ 2,809,195
REPUBLIC OF SOUTH KOREA—2.4%
BANKS—1.6%
261,171	BNK Financial Group, Inc.(a)	2,124,140
MULTILINE RETAIL—0.8%
6,000	Shinsegae Co. Ltd.(a)	1,109,437
		3,233,577
ROMANIA—1.8%
BANKS—1.8%
1,045,000	BRD-Groupe Societe Generale(a)	2,467,792
RUSSIA—1.1%
BEVERAGES—0.7%
133,150	Synergy PAO(a)(b)	906,544
FOOD & STAPLES RETAILING—0.4%
241,080	O’Key Group SA, GDR	554,484
		1,461,028
SOUTH AFRICA—8.3%
CHEMICALS—1.2%
1,303,000	African Oxygen Ltd.	1,610,987
DIVERSIFIED FINANCIAL SERVICES—1.7%
201,059	JSE Ltd.(a)	2,332,805
FOOD & STAPLES RETAILING—3.8%
351,900	Clicks Group Ltd.	2,570,172
172,735	SPAR Group Ltd.	2,581,576
		5,151,748
HOTELS, RESTAURANTS & LEISURE—1.6%
196,384	City Lodge Hotels Ltd.	2,118,316
		11,213,856
SRI LANKA—1.8%
INDUSTRIAL CONGLOMERATES—1.8%
2,260,404	John Keells Holdings PLC	2,403,370
THAILAND—5.1%
CONSTRUCTION MATERIALS—1.3%
184,000	Siam City Cement PCL, Foreign Shares(a)	1,704,826
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—1.2%
1,679,000	Hana Microelectronics PCL, Foreign Shares(a)	1,595,197
HEALTH CARE PROVIDERS & SERVICES—0.8%
190,000	Bumrungrad Hospital PCL, Foreign Shares(a)	1,102,618

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
THAILAND (continued)
MEDIA—0.7%
1,200,100		BEC World PCL, Foreign Shares(a)	$ 891,665
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
1,020,000		Central Pattana PCL, Foreign Shares(a)	1,538,090
			6,832,396
TURKEY—5.7%
BEVERAGES—1.5%
143,391		Coca-Cola Icecek AS(a)	2,102,027
CONSTRUCTION MATERIALS—2.2%
501,702		Cimsa Cimento Sanayi VE Ticaret A.S.(a)	2,919,935
INSURANCE—2.0%
1,982,000		Aksigorta AS(a)(b)	1,416,352
176,154		AvivaSA Emeklilik ve Hayat AS	1,240,885
			2,657,237
			7,679,199
			126,534,210
PRIVATE EQUITY—1.4%
GLOBAL—0.8%
7,248,829	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	160,562
2,400,000	(c)	Telesoft Partners II QP, L.P.(a)(b)(e)(f)(h)	953,232
			1,113,794
ISRAEL—0.6%
1,674,587	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	196,965
72,640		Exent Technologies Ltd. Preferred A1 Shares(a)(b)(e)(f)(h)(i)	–
62,304		Exent Technologies Ltd. Preferred C Shares(a)(b)(e)(f)(h)(i)	–
15,716		Exent Technologies Ltd. Warrants A1(a)(b)(e)(f)(h)(i)	–
52		Flash Networds Ltd. Warrants Ordinary(a)(b)(e)(f)(h)(i)	–
46,856		Flash Networks Ltd. Ordinary Shares(a)(b)(e)(f)(h)(i)	33,736
12		Flash Networks Ltd. Series C Preferred(a)(b)(e)(f)(h)(i)	–
23,264		Flash Networks Ltd. Series C-1 Preferred(a)(b)(e)(f)(h)(i)	–
13,526		Flash Networks Ltd. Series D Preferred(a)(b)(e)(f)(h)(i)	–
9,952		Flash Networks Ltd. Series E Preferred(a)(b)(e)(f)(h)(i)	–
22		Flash Networks Ltd. Warrants C(a)(b)(e)(f)(h)(i)	–
2,750,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(e)(f)(g)	100,073
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(e)(f)(h)	394,194
32,574		Vidyo, Inc. Trust A (Preferred)(a)(b)(e)(f)(h)(j)	–
15,531		Vidyo, Inc. Trust B (Preferred)(a)(b)(e)(f)(h)(j)	–
13,219		Vidyo, Inc. Trust B1 (Preferred)(a)(b)(e)(f)(h)(j)	–
6,864		Vidyo, Inc. Trust C (Preferred)(a)(b)(e)(f)(h)(j)	–
4,150		Vidyo, Inc. Trust C1 (Preferred)(a)(b)(e)(f)(h)(j)	–
1,802		Vidyo, Inc. Trust Common(a)(b)(e)(f)(h)(j)	–
2,713		Vidyo, Inc. Trust D (Preferred)(a)(b)(e)(f)(h)(j)	–
			724,968
			1,838,762

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
WARRANT—0.0%
SRI LANKA—0.0%
INDUSTRIAL CONGLOMERATES—0.0%
92,603		John Keells Holdings PLC, expires 11/11/16(b)	$ 8,865
			8,865
		Total Long-Term Equity Securities in Emerging Market Countries—95.2% (cost $156,126,733)	128,381,837
LONG-TERM EQUITY SECURITIES IN DEVELOPED MARKET COUNTRIES—2.7%
COMMON STOCK—2.7%
UNITED STATES—2.7%
INFORMATION TECHNOLOGY SERVICES—2.7%
49,962		EPAM Systems, Inc.(b)	3,643,728
			3,643,728
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(a)(b)(d)(e)(f)(g)	1,679
			1,679
		Total Long-Term Equity Securities in Developed Market Countries—2.7% (cost $2,196,845)	3,645,407
SHORT-TERM INVESTMENT—1.4%
$1,890,000		Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 repurchase price $1,890,005, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $1,932,525	1,890,000
		Total Short-Term Investment—1.4% (cost $1,890,000)	1,890,000
		Total Investments—99.3% (cost $160,213,578)(k)	133,917,244
		Other Assets in Excess of Liabilities—0.7%	907,806
		Net Assets—100.0%	$134,825,050

(a)        Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)       Non-income producing security.

(c)        Represents contributed capital.

(d)       As of April 30, 2016, the aggregate amount of open commitments for the Fund is $1,524,584.

(e)        Illiquid security.

(f)          Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(g)       In liquidation.

(h)        Active investments.

(i)            Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Portfolio Statements.

(j)            Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note (6) of the accompanying Notes to Financial Statements.

(k)        See Note 10 of the accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

BDR Brazilian Depositary Receipt

GDR Global Depositary Receipt

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Assets and Liabilities (unaudited) As of April 30, 2016

Assets
Investments, at value (cost $158,323,578)	$ 132,027,244
Repurchase agreement, at value (cost $1,890,000)	1,890,000
Foreign currency, at value (cost $169,370)	165,492
Cash	488
Interest and dividends receivable	672,712
Receivable for investments sold	261,081
Prepaid expenses	21,593
Total assets	135,038,610

Liabilities
Investment advisory fees payable (Note 3)	111,465
Independent auditors’ fees and expenses payable	39,535
Deferred foreign capital gains tax	19,329
Investor relations fees payable (Note 3)	18,920
Legal fees and expenses payable	10,392
Administration fee payable (Note 3)	8,694
Accrued expenses	5,225
Total liabilities	213,560

Net Assets	$134,825,050

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,679
Paid-in capital in excess of par	163,387,128
Accumulated net investment income	1,234,330
Accumulated net realized loss from investment and foreign currency transactions	(3,492,148)
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(26,313,939)
Net Assets	$134,825,050
Net asset value per share based on 9,678,530 shares issued and outstanding	$ 13.93
See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Operations (unaudited) For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $162,768)	$ 1,741,638
Total Investment Income	1,741,638

Expenses
Investment advisory fee (Note 3)	658,792
Directors’ fees and expenses	65,363
Custodian’s fees and expenses	53,836
Administration fee (Note 3)	49,307
Investor relations fees and expenses (Note 3)	33,054
Independent auditors’ fees and expenses	28,075
Reports to shareholders and proxy solicitation	25,892
Legal fees and expenses	24,368
Insurance expense	20,688
Transfer agent’s fees and expenses	13,477
PA franchise tax fee	5,040
Miscellaneous	23,476
Total expenses	1,001,368
Less: Investor relations fee waiver (Note 3)	(1,392)
Less: Investment advisory fee waiver (Note 3)	(26,526)
Net expenses	973,450

Net Investment Income	768,188

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions(a)	(6,459,132)
Foreign currency transactions	(44,130)
(6,503,262)

Net change in unrealized appreciation/(depreciation) on:
Investments	12,060,726
Foreign currency translation	27,374
12,088,100
Net realized and unrealized gain from investments	5,584,838
Net Increase in Net Assets Resulting from Operations	$ 6,353,026
(a) Includes realized gain portion of distributions from underlying private equity investments of $0. See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 768,188	$ 1,116,635
Net realized gain/(loss) from investment and foreign currency related transactions	(6,503,262)	310,198
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	12,088,100	(23,146,306)
Net increase/(decrease) in net assets resulting from operations	6,353,026	(21,719,473)

Distributions to Shareholders from:
Net investment income	–	(2,029,014)
Net decrease in net assets from distributions	–	(2,029,014)

Common Stock Transactions:
Repurchase of common stock from open market repurchase program (56,232 and 29,970 shares, respectively) (Note 7)	(628,633)	(366,470)
Change in net assets from capital transactions	(628,633)	(366,470)
Change in net assets resulting from operations	5,724,393	(24,114,957)

Net Assets:
Beginning of period	129,100,657	153,215,614
End of period (including accumulated net investment income of $1,234,330 and $466,142, respectively)	$134,825,050	$129,100,657

Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2016		For the Fiscal Years Ended October 31,
	(unaudited)		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$13.26		$15.69	$22.69	$22.95	$20.02	$20.86
Net investment income	0.08		0.11	0.18	0.23	0.42	0.41
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.58		(2.34)	(0.93)	(0.10)	2.85	(0.72)
Total from investment operations applicable to common shareholders	0.66		(2.23)	(0.75)	0.13	3.27	(0.31)
Distributions to common shareholders from:
Net investment income	–		(0.21)	(0.30)	(0.39)	(0.34)	(0.53)
Net realized gains	–		–	(5.73)	–	–	–
Total distributions	–		(0.21)	(6.03)	(0.39)	(0.34)	(0.53)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	(0.22)	–	–	–
Impact due to open market repurchase program (Note 7)	0.01		0.01	–	–	–	–
Total capital share transactions	0.01		0.01	(0.22)	–	–	–
Net asset value per common share, end of period	$13.93		$13.26	$15.69	$22.69	$22.95	$20.02
Market value, end of period	$12.02		$11.55	$14.15	$20.47	$20.65	$18.03

Total Investment Return Based on(b):
Market value	4.07%		(17.08% )	1.00%	1.04%	16.56%	(2.76% )
Net asset value	5.05%		(14.15% )	1.03%	0.77%	16.67%	(1.24% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$134,825		$129,101	$153,216	$187,147	$189,240	$165,075
Average net assets applicable to common shareholders (000 omitted)	$123,944		$140,522	$151,939	$190,084	$175,613	$169,025
Net operating expenses, net of fee waivers	1.58%	(c)	1.52%	1.61%	1.47%	1.43%	1.50%
Net operating expenses, excluding fee waivers	1.62%	(c)	1.57%	1.66%	1.52%	1.48%	1.55%
Net investment income	1.25%	(c)	0.79%	1.12%	0.99%	1.97%	2.00%
Portfolio turnover	7.58%		9.08%	9.88%	99.18%	5.14%	49.48%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end nondiversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ABE”.

The Fund’s investment objective is to seek long-term capital appreciation.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML” or the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 1.4% of the net assets of the Fund as of April 30, 2016. The private equity private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$1,405,834	$–	$–	$1,405,834
Beverages	3,213,783	4,162,602	–	7,376,385
Chemicals	1,610,987	4,732,865	–	6,343,852
Commercial Services & Supplies	985,628	–	–	985,628
Construction & Engineering	1,345,989	–	–	1,345,989
Food & Staples Retailing	5,706,232	2,809,195	–	8,515,427
Food Products	7,442,618	–	–	7,442,618
Health Care Providers & Services	1,347,308	1,102,618	–	2,449,926
Hotels, Restaurants & Leisure	2,118,316	4,659,717	–	6,778,033
Industrial Conglomerates	2,412,235	–	–	2,412,235
Information Technology Services	5,126,342	1,605,013	–	6,731,355
Insurance	1,240,885	1,416,352	–	2,657,237
Pharmaceuticals	2,443,427	3,185,059	–	5,628,486
Real Estate Management & Development	9,445,625	3,092,592	–	12,538,217
Road & Rail	1,557,086	2,934,393	–	4,491,479
Software	1,377,510	–	–	1,377,510
Textiles, Apparel & Luxury Goods	2,251,800	1,059,982	–	3,311,782
Transportation Infrastructure	7,078,020	884,513	–	7,962,533

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Investments, at Value	Level 1	Level 2	Level 3	Total
Other	$–	$40,432,277	$–	$40,432,277
Private Equity	–	–	1,840,441	1,840,441
Short-Term Investment	–	1,890,000	–	1,890,000
Total	$58,109,625	$73,967,178	$1,840,441	$133,917,244

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended April 30, 2016, the security issued by Mphasis Ltd. in the amount of $1,605,013 transferred from Level 1 to Level 2 because there was a valuation factor applied at April 30, 2016. The securities issued by Clicks Group Ltd., East African Breweries Ltd., John Keells Holdings PLC, and SPAR Group Ltd. in the amounts of $2,570,172, $2,239,010, $2,403,370 and

$2,581,576, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at April 30, 2016.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions and the Fund’s Pricing Committee decisions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 4/30/16	Valuation Technique	Unobservable Inputs	Amount
Private Equity	$1,840,441	Partner Capital Value/Net Asset Value	Distributions	$–

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 4/30/16
Private Equity	$2,077,668	$–	$(960,834)	$723,607	$–	$–	$–	$–	$1,840,441
Total	$2,077,668	$–	$(960,834)	$723,607	$–	$–	$–	$–	$1,840,441

Amounts listed as “–” are $0 or round to $0.

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2016 is $(159,196).

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase

Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreements, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,890,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, investments in passive foreign investment companies and partnerships.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

AAML serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to contractually waive 0.05% of its annual advisory fee (“Waiver Agreement”). For the six-month period ended April 30, 2016, AAML earned $658,792 for advisory services, of which AAML waived $26,526.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the six-month period ended April 30, 2016, AAMI earned $49,307 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $33,054 of which AAMI waived $1,392 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended April 30, 2016, 3,924 shares were purchased pursuant to the Directors’ compensation plan. As of April 30, 2016, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $9,382,120 and $9,983,907, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of April 30, 2016, there were 9,678,530 shares of common stock issued and outstanding.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

6. Private Equity Investments:

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security (1)	Acquisition Date(s)	Cost	Fair Value At 4/30/16	Percent of Net Assets	Cumulative Distributions Received	Open Commitments (3)
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$929,799	$196,965	0.15	$327,976	$625,413
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,474,673	160,562	0.12	7,552,733	851,171
Exent Technologies Ltd. Preferred A1 Shares (4)	11/29/15	124,482	–	0.00	–	–
Exent Technologies Ltd. Preferred C Shares (4)	11/29/15	–	–	0.00	–	–
Exent Technologies Ltd. Warrants A1 (4)	11/29/15	–	–	0.00	–	–
Flash Networds Ltd. Warrants Ordinary (4)	11/29/15	–	–	0.00	–	–
Flash Networks Ltd. Ordinary Shares (4)	11/29/15	114,457	33,736	0.03	–	–
Flash Networks Ltd. Series C Preferred (4)	11/29/15	–	–	0.00	–	–
Flash Networks Ltd. Series C-1 Preferred (4)	11/29/15	–	–	0.00	–	–
Flash Networks Ltd. Series D Preferred (4)	11/29/15	–	–	0.00	–	–
Flash Networks Ltd. Series E Preferred (4)	11/29/15	–	–	0.00	–	–
Flash Networks Ltd. Warrants C (4)	11/29/15	–	–	0.00	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,717,032	100,073	0.07	885,262	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	121,786	394,194	0.29	533,564	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,690	1,679	0.00	3,045,426	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,112,731	953,232	0.71	1,282,411	–
Vidyo, Inc. Trust A (Preferred) (2)	10/24/12	29,796	–	0.00	–	–
Vidyo, Inc. Trust B (Preferred) (2)	10/24/12	14,207	–	0.00	–	–
Vidyo, Inc. Trust B1 (Preferred) (2)	10/24/12	12,092	–	0.00	–	–
Vidyo, Inc. Trust C (Preferred) (2)	10/24/12	6,279	–	0.00	–	–
Vidyo, Inc. Trust C1 (Preferred) (2)	10/24/12	3,796	–	0.00	–	–
Vidyo, Inc. Trust Common (2)	10/24/12	1,648	–	0.00	–	–
Vidyo, Inc. Trust D (Preferred) (2)	10/24/12	2,482	–	0.00	–	–
Total		$7,024,950	$1,840,441	1.37	$13,627,372	$1,524,584

Amounts listed as “–” are $0 or round to $0.

(1)  Neurone Ventures II, L.P., Flash Networks Ltd., Exent Technologies Ltd., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. BPA Israel Ventures, LLC, Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)  Vidyo Inc., Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)  The open commitments are unlikely to be called.

(4)  Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2016, the Fund repurchased 56,232 shares through this program. During the fiscal year ended October 31, 2015, the Fund repurchased and retired 29,970 shares.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

b. Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

e. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$160,213,578	$18,645,508	$(44,941,842)	$(26,296,334)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2016.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 24, 2016 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class III directors for a three year term until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain
Enrique R. Arzac	7,284,858	1,069,446	56,523
James J. Cattano	7,428,079	926,553	56,195

Directors whose term of office continued beyond the Meeting are as follows: Martin M. Torino, Steven N. Rappaport and Alexander Zagoreos. Effective June 14, 2016, Martin Torino retired from the Fund.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 15, 2015 (the “Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser.

In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with its consideration of the renewal of the Advisory Agreement, it was

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited) (continued)

noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total returns against its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (“Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund. In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                 the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                 whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Supplemental Information (unaudited) (concluded)

•                 the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                 so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Alexander Zagoreos

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street, 5th Floor
Boston, MA 02210

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2016, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ABE”. Information about the Fund’s net asset value and market price is available at www.aberdeenabe.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ABE-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2016, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2015 through November 30, 2015	8,000	$11.25	8,000	786,697
December 1, 2015 through December 31, 2015	10,600	$10.99	10,600	776,097
January 1, 2016 through January 31, 2016	9,684	$10.16	9,684	766,413
February 1, 2016 through February 28, 2016	4,754	$10.33	4,754	761,659
March 1, 2016 through March 31, 2016	6,100	$11.28	6,100	755,559
April 1, 2016 through April 30, 2016	17,094	$11.98	17,094	738,465
Total	56,232	$10.99	56,232	—

(1) The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 8, 2016